SECOND SUPPLEMENTAL INDENTURE

Dated as of May 15, 2003

among

GENERAL DYNAMICS CORPORATION

and

THE GUARANTORS

and

THE BANK OF NEW YORK,

as Trustee

to the

INDENTURE

Dated as of August 27, 2001

Providing for the issuance of

2.125% Notes due 2006,

3.000% Notes due 2008

and 4.250% Notes due 2013

          THIS SECOND SUPPLEMENTAL INDENTURE, dated as of May 15, 2003 (this “Second Supplemental Indenture”), among General Dynamics Corporation, a Delaware corporation (the “Company”), the Guarantors (as defined herein) and The Bank of New York, a New York banking corporation, as trustee (the “Trustee”) to the Indenture, dated as of August 27, 2001 (the “Base Indenture”), among the Company, the guarantors named therein and the Trustee, as previously supplemented by the First Supplemental Indenture, dated as of August 27, 2001, among the Company, the guarantors named therein and the Trustee.

          WHEREAS, the Company, the Guarantors and the Trustee have heretofore executed and delivered the Base Indenture to provide for the issuance from time to time of Securities (as defined in the Base Indenture) of the Company, to be issued in one or more series;

          WHEREAS, Section 9.01(5) of the Base Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Base Indenture for, among other things, the purpose of establishing the designation, form, terms and provisions of Securities of any series as provided by Articles 2 and 3 of the Base Indenture;

          WHEREAS, the Company (i) desires the issuance of three new separate series of Securities to be designated as hereinafter provided and (ii) has requested the Trustee to enter into this Second Supplemental Indenture for the purpose of establishing the designation, form, terms and provisions of the Securities of such series;

          WHEREAS, all action on the part of the Company necessary to authorize the issuance of said Securities under the Base Indenture and this Second Supplemental Indenture has been duly taken.

          NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

          That, in order to establish the designation, form, terms and provisions of, and to authorize the authentication and delivery of, said Securities, and in consideration of the acceptance of said Securities by the Holders thereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

          (a)   Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Base Indenture.

          (b)   The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

          (c)   For all purposes of this Second Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings (such meanings shall apply equally to both the singular and plural forms of the respective terms).

          “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

          “Comparable Treasury Price” means, with respect to any Redemption Date for the Notes, the average of four Reference Treasury Dealer Quotations obtained by the Trustee for that applicable Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or, if the Trustee obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Trustee.

          “Guarantors” means, initially, American Overseas Marine Corporation, a Delaware corporation, Bath Iron Works Corporation, a Maine corporation, Electric Boat Corporation, a Delaware corporation, General Dynamics Armament and Technical Products, Inc., a Delaware corporation, General Dynamics Government Systems Corporation, a Delaware corporation, General Dynamics Land Systems Inc., a Delaware corporation, General Dynamics Ordnance and Tactical Systems, Inc., a Virginia corporation, Gulfstream Aerospace Corporation, a Delaware corporation, Material Service Resources Company, a Delaware corporation, and National Steel and Shipbuilding Company, a Nevada corporation.

          “Independent Investment Banker” means one of the Reference Treasury Dealers, to be appointed by the Company.

          “Notes” means the Notes due 2006, the Notes due 2008 and the Notes due 2013.

          “Notes due 2006” shall have the meaning ascribed thereto in Section 2.1(a) hereof.

          “Notes due 2008” shall have the meaning ascribed thereto in Section 2.1(a) hereof.

          “Notes due 2013” shall have the meaning ascribed thereto in Section 2.1(a) hereof.

          “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding the Redemption Date.

          “Reference Treasury Dealer” means each of Bear, Stearns & Co. Inc., Banc of America Securities LLC (so long as they continue to be primary U.S. Government securities dealers) and any two other primary U.S. Government securities dealers chosen by the Company, and their respective successors. If Bear, Stearns & Co. Inc. or Banc of America Securities LLC ceases to be a primary U.S. Government securities dealer, the Company will appoint in its place another nationally recognized investment banking firm that is a primary U.S. Government securities dealer.

          “Remaining Scheduled Payments” means, with respect to each Note that the Company is redeeming, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date if such Note were not redeemed. However, if the Redemption Date is not a scheduled interest payment date with respect to that Note, the amount of the next succeeding scheduled interest payment on that Note will be deemed to be reduced by the amount of interest accrued on such Note to the Redemption Date.

          “Treasury Rate” means, with respect to any Redemption Date, the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the maturity date for the notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month, or, if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per annum to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date. The Treasury Rate will be calculated on and as of the third Business Day immediately preceding the Redemption Date.

ARTICLE II

GENERAL TERMS AND CONDITIONS OF THE NOTES

          SECTION 2.1 Designation and Principal Amount.

          (a)   There is hereby authorized three new separate series of Securities designated the 2.125% Notes due 2006 (the “Notes due 2006”), the 3.000 % Notes due 2008 (the “Notes due 2008”) and the 4.250% Notes due 2013 (the “Notes due 2013”).

          (b)   The aggregate principal amount of the Notes due 2006 authorized by this Second Supplemental Indenture shall initially be $500,000,000. The aggregate principal amount of the Notes due 2008 authorized by this Second Supplemental Indenture shall initially be $500,000,000. The aggregate principal amount of the Notes due 2013 authorized by this Second Supplemental Indenture shall initially be $1,000,000,000.

          (c)   The Notes may be issued from time to time upon written order of the Company to the Trustee for the authentication and delivery of the Notes pursuant to Section 3.03 of the Base Indenture.

          (d)   The Notes shall have and be subject to such other terms as provided in the Base Indenture and shall be evidenced by one or more Securities of that series in the form of Section 4.1 with respect to the Notes due 2006, Section 4.2 with respect to the Notes due 2008 and Section 4.3 with respect to the Notes due 2013.

          (e)   The Notes shall be issuable in denominations of $1,000 and integral multiples of $1,000.

          SECTION 2.2 Maturity.

          (a)   The date upon which the Notes due 2006 shall become due and payable at final maturity, together with any accrued and unpaid interest, is May 15, 2006 (the “2006 Notes Maturity Date”).

          (b)   The date upon which the Notes due 2008 shall become due and payable at final maturity, together with any accrued and unpaid interest, is May 15, 2008 (the “2008 Notes Maturity Date”).

          (c)   The date upon which the Notes due 2013 shall become due and payable at final maturity, together with any accrued and unpaid interest, is May 15, 2013 (the “2013 Notes Maturity Date” and, together with the 2006 Notes Maturity Date and the 2008 Notes Maturity Date, the “Maturity Dates”).

          SECTION 2.3 Interest.

          (a)   The Notes will bear interest at the respective Interest Rate (as defined below) from May 15, 2003, until the principal thereof becomes due and payable. Interest on the Notes will be payable semi-annually in arrears on the Interest Payment Dates (as defined in the Base Indenture) with respect to the Notes, which shall be May 15 and November 15 of each year, commencing November 15, 2003, to the Person in whose name any such Note or any predecessor Note is registered, at the close of business on the Regular Record Date with respect to the Notes for such interest installment, which, in the case of a Global Security, shall be the close of business on the May 1 and November 1 next preceding such Interest Payment Date. If the Notes are no longer in book-entry only form, the Regular Record Dates for the Notes shall also be the close of business on the May 1 and November 1 next preceding such Interest Payment Date.

          (b)   The interest rate in respect of the Notes due 2006 will be 2.125% per annum (the “2006 Notes Interest Rate”). The interest rate in respect of the Notes due 2008 will be 3.000% per annum (the “2008 Notes Interest Rate”). The interest rate in respect of the Notes due 2013 will be 4.250% (the “2013 Notes Interest Rate and, together with the 2006 Notes Interest Rate and 2008 Notes Interest Rate, the “Interest Rates”).

          (c)   In the event that any Interest Payment Date with respect to the Notes is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day, with the same force and effect as if made on such date, and no interest shall accrue on the amount so payable from the period from and after such Interest Payment Date.

          SECTION 2.4 Global Securities.

     Each series of Notes shall be issued in the form of one or more Global Securities in an aggregate principal amount equal to the aggregate principal amount of all outstanding Notes of that series, to be registered in the name of the Depository, or its nominee, and delivered by the Trustee to or upon the order of the Depository for crediting to the accounts of its participants pursuant to the written instructions of the Company. The Company upon any such presentation shall execute one or more Global Securities in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Base Indenture and this Second Supplemental Indenture. Payments on Notes issued as one or more Global Securities will be made to the Depository.

ARTICLE III

REDEMPTION OF THE NOTES

          SECTION 3.1 Optional Redemption of the Notes.

          (a)   The Company may, at its option, at any time and from time to time, redeem the Notes of any of the three series of Notes issued under this Second Supplemental Indenture, in whole or in part, upon payment of a redemption price equal to (A) the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 15 basis points in the case of the Notes due 2006, 20 basis points in the case of the Notes due 2008 and 25 basis points in the case of the Notes due 2013, plus (B) accrued and unpaid interest, if any, on the principal amount of Notes being redeemed to but excluding the Redemption Date (the “Redemption Price”).

          (b)   With respect to the Notes due 2006, the Notes due 2008 and the Notes due 2013, all references to Redemption Price in the Base Indenture shall mean Redemption Price as defined in this Second Supplemental Indenture.

          SECTION 3.2 No Sinking Fund.

     The Notes are not entitled to the benefit of any sinking fund.

ARTICLE IV

FORM OF NOTES

SECTION 4.1 Form of Note due 2006

[TO BE INSERTED ON GLOBAL SECURITIES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR CEDE & CO. IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. [____]	CUSIP 369550AH1

$[____]

GENERAL DYNAMICS CORPORATION

2.125% Notes Due 2006

     GENERAL DYNAMICS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [____] or registered assigns, the principal sum of [____] $ [____] on May 15, 2006, and to pay interest thereon from and including May 15, 2003 or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

     Interest will be paid semi-annually on May 15 and November 15 of each year (each, an “Interest Payment Date”), commencing November 15, 2003, at the rate of 2.125% per annum, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1, as the case may be, immediately preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the offices or agencies of the Company maintained for such purpose in the Borough of Manhattan, The City of New York; provided that interest on this Note will be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, at the option of the Company, by wire transfer to an account designated by such Person in a bank located in the United States. Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest shall accrue at the rate of 2.125% per annum. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

     Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the Certificate of Authentication hereof shall have been duly signed by the Trustee acting under the Indenture.

     The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this 15th day of May, 2003.

GENERAL DYNAMICS CORPORATION

By:

Name:
Title:

Attest:

By:

Name:
Title:

CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated as the Notes due 2006 herein referred to in the within-mentioned indenture.

Dated:	THE BANK OF NEW YORK, as Trustee

	By:	Authorized Signatory

(FORM OF REVERSE OF NOTE DUE 2006)

     This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), all issued or to be issued under and pursuant to an Indenture dated as of August 27, 2001, duly executed and delivered by and among the Company, the Guarantors named therein and The Bank of New York as Trustee (the “Trustee”), as supplemented to date, including by the Second Supplemental Indenture dated as of May 15, 2003, by and among the Company, the Guarantors named therein and the Trustee (the Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors named therein and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said Second Supplemental Indenture.

     The Company at its option may, at any time and from time to time, redeem the Notes, in whole or in part, upon payment of a redemption price equal to (A) the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 15 basis points plus (B) accrued and unpaid interest, if any, on the principal amount of Notes being redeemed to but excluding the Redemption Date (the “Redemption Price”). On and after the Redemption Date, interest will cease to accrue on the notes or any portion thereof called for redemption, unless we default in the payment of the Redemption Price and accrued interest.

     Any redemption pursuant to the preceding paragraph will be made upon not less than 30 nor more than 60 days’ prior notice before the Redemption Date to the Holders, at the Redemption Price. If the Notes are only partially redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate; provided, that if at the time of redemption the Notes are registered as Global Securities, the Depositary shall determine, in accordance with its procedures, the principal amount of such Notes held by each Holder of Notes to be redeemed. The Redemption Price shall be paid prior to 12:00 noon, New York time, on the Redemption Date or such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Redemption Price by 10:00 a.m., New York time, on the date such Redemption Price is to be paid.

     In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefore or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth,

this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or any Guarantor or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOV-

ERN THE INDENTURE AND THE NOTES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[FORM OF TRANSFER NOTICE]

     FOR VALUE RECEIVED, the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Please insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _____________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

     The following increases or decreases in this Global Note have been made:

Principal
	Amount of	Amount of	Amount of this
	Decrease in	Increase in	Global Note	Signature of
	Principal	Principal	Following such	Authorized
Date of	Amount of this	Amount of this	Decrease or	Signatory of
Exchange	Global Note	Global Note	Increase	Trustee

SECTION 4.2 Form of Note due 2008

[TO BE INSERTED ON GLOBAL SECURITIES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR CEDE & CO. IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. TRANSFERS OF THIS

GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. [ ]	CUSIP 369550AJ7

$[            ]

GENERAL DYNAMICS CORPORATION

3.000% Notes Due 2008

     GENERAL DYNAMICS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [            ] or registered assigns, the principal sum of [            ] $ [            ] on May 15, 2008, and to pay interest thereon from and including May 15, 2003 or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

     Interest will be paid semi-annually on May 15 and November 15 of each year (each, an “Interest Payment Date”), commencing November 15, 2003, at the rate of 3.000% per annum, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1, as the case may be, immediately preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the offices or agencies of the Company maintained for such purpose in the Borough of Manhattan, The City of New York; provided that interest on this Note will be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, at the option of the Company, by wire transfer to an account designated by such Person in a bank located in the United States. Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest shall accrue at the rate of 3.000% per annum. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

     Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the Certificate of Authentication hereof shall have been duly signed by the Trustee acting under the Indenture.

     The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this 15th day of May, 2003.

GENERAL DYNAMICS CORPORATION

By:

Name: Title:

Attest:

By:

Name: Title:

CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated as the Notes due 2008 herein referred to in the within-mentioned indenture.

Dated:	THE BANK OF NEW YORK, as Trustee

By:

Authorized Signatory

(FORM OF REVERSE OF NOTE DUE 2008)

     This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), all issued or to be issued under and pursuant to an Indenture dated as of August 27, 2001, duly executed and delivered by and among the Company, the Guarantors named therein and The Bank of New York as Trustee (the “Trustee”), as supplemented to date, including by the Second Supplemental Indenture dated as of May 15, 2003, by and among the Company, the Guarantors named therein and the Trustee (the Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors named therein and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said Second Supplemental Indenture.

     The Company at its option may, at any time and from time to time, redeem the Notes, in whole or in part, upon payment of a redemption price equal to (A) the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 20 basis points plus (B) accrued and unpaid interest, if any, on the principal amount of Notes being redeemed to but excluding the Redemption Date (the “Redemption Price”). On and after the Redemption Date, interest will cease to accrue on the notes or any portion thereof called for redemption, unless we default in the payment of the Redemption Price and accrued interest.

     Any redemption pursuant to the preceding paragraph will be made upon not less than 30 nor more than 60 days’ prior notice before the Redemption Date to the Holders, at the Redemption Price. If the Notes are only partially redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate; provided, that if at the time of redemption the Notes are registered as Global Securities, the Depositary shall determine, in accordance with its procedures, the principal amount of such Notes held by each Holder of Notes to be redeemed. The Redemption Price shall be paid prior to 12:00 noon, New York time, on the Redemption Date or such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Redemption Price by 10:00 a.m., New York time, on the date such Redemption Price is to be paid.

     In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefore or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or any Guarantor or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE NOTES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[FORM OF TRANSFER NOTICE]

     FOR VALUE RECEIVED, the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Please insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing _____________________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

     The following increases or decreases in this Global Note have been made:

Principal
	Amount of	Amount of	Amount of this
	Decrease in	Increase in	Global Note	Signature of
	Principal	Principal	Following such	Authorized
Date of	Amount of this	Amount of this	Decrease or	Signatory of
Exchange	Global Note	Global Note	Increase	Trustee

          SECTION 4.3   Form of Note due 2013

[TO BE INSERTED ON GLOBAL SECURITIES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR CEDE & CO. IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. TRANSFERS OF THIS

GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. [____]	CUSIP 369550AK4

$[_____________]

GENERAL DYNAMICS CORPORATION

4.250% Notes Due 2013

     GENERAL DYNAMICS CORPORATION, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to [_________] or registered assigns, the principal sum of [_________] $ [_________] on May 15, 2013, and to pay interest thereon from and including May 15, 2003 or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

     Interest will be paid semi-annually on May 15 and November 15 of each year (each, an “Interest Payment Date”), commencing November 15, 2003, at the rate of 4.250% per annum, until the principal hereof is paid or made available for payment. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1, as the case may be, immediately preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid (i) to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof is to be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or (ii) in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the offices or agencies of the Company maintained for such purpose in the Borough of Manhattan, The City of New York; provided that interest on this Note will be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, at the option of the Company, by wire transfer to an account designated by such Person in a bank located in the United States. Interest on overdue principal and (to the extent permitted by applicable law) on overdue installments of interest shall accrue at the rate of 4.250% per annum. Interest on this Note shall be computed on the basis of a 360-day year of twelve 30-day months.

     Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory, until the Certificate of Authentication hereof shall have been duly signed by the Trustee acting under the Indenture.

     The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

       IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this 15th day of May, 2003.

GENERAL DYNAMICS CORPORATION

By:

Name: Title:

Attest:

By:

Name: Title:

CERTIFICATE OF AUTHENTICATION

       This is one of the Securities of the series designated as the Notes due 2013 herein referred to in the within-mentioned indenture.

Dated:	THE BANK OF NEW YORK, as Trustee

By:

Authorized Signatory

(FORM OF REVERSE OF NOTE DUE 2013)

     This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the “Notes”), all issued or to be issued under and pursuant to an Indenture dated as of August 27, 2001, duly executed and delivered by and among the Company, the Guarantors named therein and The Bank of New York as Trustee (the “Trustee”), as supplemented to date, including by the Second Supplemental Indenture dated as of May 15, 2003, by and among the Company, the Guarantors named therein and the Trustee (the Indenture, as so supplemented, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Guarantors named therein and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said Second Supplemental Indenture.

     The Company at its option may, at any time and from time to time, redeem the Notes, in whole or in part, upon payment of a redemption price equal to (A) the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the Remaining Scheduled Payments discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate plus 25 basis points plus (B) accrued and unpaid interest, if any, on the principal amount of Notes being redeemed to but excluding the Redemption Date (the “Redemption Price”). On and after the Redemption Date, interest will cease to accrue on the notes or any portion thereof called for redemption, unless we default in the payment of the Redemption Price and accrued interest.

     Any redemption pursuant to the preceding paragraph will be made upon not less than 30 nor more than 60 days’ prior notice before the Redemption Date to the Holders, at the Redemption Price. If the Notes are only partially redeemed, the Notes to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate; provided, that if at the time of redemption the Notes are registered as Global Securities, the Depositary shall determine, in accordance with its procedures, the principal amount of such Notes held by each Holder of Notes to be redeemed. The Redemption Price shall be paid prior to 12:00 noon, New York time, on the Redemption Date or such earlier time as the Company determines, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Redemption Price by 10:00 a.m., New York time, on the date such Redemption Price is to be paid.

     In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefore or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or any Guarantor or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE NOTES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

[FORM OF TRANSFER NOTICE]

     FOR VALUE RECEIVED, the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto

Please insert Taxpayer Identification No.:

Please print or typewrite name and address including zip code of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing_________________attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:

Date:

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

     The following increases or decreases in this Global Note have been made:

Principal
	Amount of	Amount of	Amount of this
	Decrease in	Increase in	Global Note	Signature of
	Principal	Principal	Following such	Authorized
Date of	Amount of this	Amount of this	Decrease or	Signatory of
Exchange	Global Note	Global Note	Increase	Trustee

ARTICLE V

ORIGINAL ISSUE OF NOTES

          SECTION 5.1   Original Issue of Notes due 2006; Further Issuances.

          (a)   The Notes due 2006 in the initial aggregate principal amount of $500,000,000 may, upon execution of this Second Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company pursuant to Section 3.03 of the Base Indenture without any further action of the Company.

          (b)   The Company may, from time to time create and issue additional Notes due 2006 under this Second Supplemental Indenture ranking equally and ratably with the outstanding Notes due 2006 in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such additional Notes due 2006 or except for the first payment of interest following the issue date of such additional Notes due 2006) without notice to or the consent of the Holders of outstanding Notes. The initially issued Notes and any additional Notes subsequently issued shall be consolidated and form a single series with the outstanding Notes for all purposes of this Second Supplemental Indenture and shall have the same terms as to status, redemption or otherwise as the outstanding Notes. Any such additional Notes referred to in this Section 5.1 will be issued under a further supplemental indenture.

          SECTION 5.2   Original Issue of Notes due 2008; Further Issuances.

          (a)   The Notes due 2008 in the initial aggregate principal amount of $500,000,000 may, upon execution of this Second Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company pursuant to Section 3.03 of the Base Indenture without any further action of the Company.

          (b)   The Company may, from time to time create and issue additional Notes due 2008 under this Second Supplemental Indenture ranking equally and ratably with the outstanding Notes due 2008 in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such additional Notes due 2008 or except for the first payment of interest following the issue date of such additional Notes due 2008) without notice to or the consent of the Holders of outstanding Notes. The initially issued Notes and any additional Notes subsequently issued shall be consolidated and form a single series with the outstanding Notes for all purposes of this Second Supplemental Indenture and shall have the same terms as to status, redemption or otherwise as the outstanding Notes. Any such additional Notes referred to in this Section 5.2 will be issued under a further supplemental indenture.

          SECTION 5.3   Original Issue of Notes due 2013; Further Issuances.

          (a)   The Notes due 2013 in the initial aggregate principal amount of $1,000,000,000 may, upon execution of this Second Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company pursuant to Section 3.03 of the Base Indenture without any further action of the Company.

          (b)   The Company may, from time to time create and issue additional Notes due 2013 under this Second Supplemental Indenture ranking equally and ratably with the outstanding Notes due 2013 in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such additional Notes due 2013 or except for the first payment of interest following the issue date of such additional Notes due 2013) without notice to or the consent of the Holders of outstanding Notes. The initially issued Notes and any additional Notes subsequently issued shall be consolidated and form a single series with the outstanding Notes for all purposes of this Second Supplemental Indenture and shall have the same terms as to status, redemption or otherwise as the outstanding Notes. Any such additional Notes referred to in this Section 5.3 will be issued under a further supplemental indenture.

ARTICLE VI

MISCELLANEOUS

          SECTION 6.1   Ratification of Base Indenture and First Supplemental Indenture

          The Base Indenture and the First Supplemental Indenture, as supplemented by this Second Supplemental Indenture, are in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

          SECTION 6.2   Trustee Not Responsible for Recitals.

          The recitals contained herein and in the Notes, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture or of the Notes.

          SECTION 6.3   Governing Law.

          THIS SECOND SUPPLEMENTAL INDENTURE AND EACH NOTE OF EACH SERIES CREATED HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

          SECTION 6.4   Separability.

          In case any one or more of the provisions contained in this Second Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Second Supplemental Indenture or of the Notes, but this Second Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

          SECTION 6.5    Counterparts.

          This Second Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

           IN WITNESS WHEREOF, the parties have caused this Second Supplemental Indenture to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

GENERAL DYNAMICS CORPORATION

By:	/s/ David A. Savner
	Name:	David A. Savner
	Title:	Vice President and General Counsel

AMERICAN OVERSEAS MARINE
CORPORATION

By:	/s/ David A. Savner
	Name:	David A. Savner
	Title:	Vice President and General Counsel

BATH IRON WORKS CORPORATION

By:	/s/ Thomas A. Brown
	Name:	Thomas A. Brown
	Title:	Vice President Finance and
Administration, Treasurer and
Secretary

ELECTRIC BOAT CORPORATION

By:	/s/ David A. Savner
	Name:	David A. Savner
	Title:	Vice President and Secretary

GENERAL DYNAMICS ARMAMENT
AND TECHNICAL PRODUCTS, INC.

By:	/s/ David A. Savner
	Name:	David A. Savner
	Title:	Vice President

GENERAL DYNAMICS GOVERNMENT
SYSTEMS CORPORATION

By:	/s/ David A. Savner
	Name:	David A. Savner
	Title:	Vice President

GENERAL DYNAMICS LAND SYSTEMS
INC.

By:	/s/ David A. Savner
	Name:	David A. Savner
	Title:	Vice President

GENERAL DYNAMICS ORDNANCE
AND TACTICAL SYSTEMS, INC.

By:	/s/ David A. Savner
	Name:	David A. Savner
	Title:	Vice President

GULFSTREAM AEROSPACE
CORPORATION

By:	/s/ David A. Savner
	Name:	David A. Savner
	Title:	Vice President

MATERIAL SERVICE RESOURCES
COMPANY

By:	/s/ Michael E. Stanczak
	Name:	Michael E. Stanczak
	Title:	President

NATIONAL STEEL AND SHIPBUILDING
COMPANY

By:	/s/ David A. Savner
	Name:	David A. Savner
	Title:	Senior Vice President

THE BANK OF NEW YORK, as Trustee

By:	/s/ Geovanni Barris
	Name:	Geovanni Barris
	Title:	Vice President, Corporate
Trust Administration

44